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                                                                   EXHIBIT 10.24








                                 [FLOOR PLAN]
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                                                                   EXHIBIT 10.24








                                  SECTION IX

                            THE COUNTER FACILITIES

                                 EXHIBIT "G"
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                                                                 EXHIBIT 10.24





                                  Exhibit G

                          Ticket Counter Facilities

                                 [FLOOR PLAN]
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                                                                   EXHIBIT 10.24




                                 Exhibit G(2)

                                 [FLOOR PLAN]
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                                                                   EXHIBIT 10.24



                                  EXHIBIT A

                                 AMENDMENT #2

                                 [FLOOR PLAN]
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                                                                  EXHIBIT 10.24

                        NORFOLK INTERNATIONAL AIRPORT
                         TERMINAL COMPLEX MAINTENANCE
  RESPONSIBILITY (including cost) A-Authority; C-Carrier; NA-Not Applicable


                                       A/L TXT.   A/L OPNS.    A/L OFFICES     A/L BAGGAGE     A/L BAGGAGE
                                       COUNTER    TERMINAL       TERMINAL        MAKE-UP       CLAIM AREA
                                        SPACE     BUILDING       BUILDING          AREA
1.   Building
     a. Structural                         A         A               A             A               A
     b. Exterior                          NA        NA              NA             A               A
     c. Interior
        1.  Partitioning                   C         C               C             C               A
        2.  Redecorating                   C         C               C             C               A
        3.  General                        C         C               C             C               A
     Electric Power
     a. Delivery System                    A         A               A             A               A
     b. Illumination                      NA        NA              NA            NA               A
        1.  Fixtures                       C         C               C             C               A
        2.  Re-lamp                        C         C               C             C               A
     c. Power (misc.)                      A         A               A             A               A
     Plumbing
     a. Water                              A         A               A             A               A
     b. Water Delivery System              A         A               A             A               A
     c. Fixtures                           C         C               C             C               A
     d. Sewerage                           A         A               A             A               A
     Environmental
     a. Heating Systems                    A         A               A             A               A
     b. Cooling Systems                    A         A               A             A               A
     c. Tempered Ventilation               A         A               A             A               A
     d. Delivered Air                      A         A               A             A               A
     Baggage Devices
     a. Claim Systems                     NA        NA              NA            NA               A
     b. Make-up Systems (Conveyer)         C        NA              NA             A              NA
     Custodial Cleaning Service
     a. Windows Exterior                  NA         C               C            NA               A
     b. Windows Interior                  NA         C               C            NA               A
     c. Floor Cleaning                     C         C               C             C               A
     d. Floor Waxing                       C         C               C             C               A
     e. Walls-Ceiling-Fixtures             C         C               C             C               A
     f. Doors                              C         C               C             C               A
     g. Trash Removal                      C         C               C             C               A
     h. Office Furniture/Equip             C         C               C             C               A
     Exterior Grounds
     a. Paving                            NA        NA              NA            NA              NA
     b. Landscaping                       NA        NA              NA            NA              NA
     c. General Maintenance               NA        NA              NA            NA              NA


                                       A/L SPACE  A/L OFFICES  A/L HOLD        RAMP            CART        OTHER
                                       1st LEVEL   CONCOURSE     AREAS        AREAS            ROUTE       AREAS
                                       CONCOURSE               CONCOURSE
1.   Building
     a. Structural                         A         A               A             A               A          A
     b. Exterior                           A         A               A             A               A          A
     c. Interior
        1.  Partitioning                   C         C               C            NA               A          A
        2.  Redecorating                   C         C               C            NA               A          A
        3.  General                        C         C               C            NA               A          A
     Electric Power
     a. Delivery System                    A         A               A             A               A          A
     b. Illumination                      NA        NA              NA             A               A          A
        1.  Fixtures                       C         C               C             A               A          A
        2.  Re-lamp                        C         C               C             A               A          A
     c. Power (misc.)                      A         A               A             A               A          A
     Plumbing
     a. Water                              A         A               A             C               A          A
     b. Water Delivery System              A         A               A             A               A          A
     c. Fixtures                           C         C               C             C               A          A
     d. Sewerage                           A         A               A             A               A          A
     Environmental
     a. Heating Systems                    A         A               A            NA               A          A
     b. Cooling Systems                    A         A               A            NA               A          A
     c. Tempered Ventilation               A         A               A            NA               A          A
     d. Delivered Air                      A         A               A            NA               A          A
     Baggage Devices
     a. Claim Systems                      A        NA              NA            NA               A         NA
     b. Make-up Systems (Conveyer)         C        NA              NA            NA              NA         NA
     Custodial Cleaning Service
     a. Windows Exterior                   C         C               C            NA              NA          A
     b. Windows Interior                   C         C               C            NA              NA          A
     c. Floor Cleaning                     C         C               C             C               A          A
     d. Floor Waxing                       C         C               C            NA               A          A
     e. Walls-Ceiling-Fixtures             C         C               C            NA               A          A
     f. Doors                              C         C               C            NA               A          A
     g. Trash Removal                      C         C               C             C               A          A
     h. Office Furniture/Equip             C         C               C            NA              NA          A
     Exterior Grounds
     a. Paving                            NA        NA              NA             A              NA          A
     b. Landscaping                       NA        NA              NA            NA              NA          A
     c. General Maintenance               NA        NA              NA            A               NA          A

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                                                                   EXHIBIT 10.24








                                 [FLOOR PLAN]
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                                                                   EXHIBIT 10.24








                                  EXHIBIT B
                                SEATING UNITS
                                   GATE #20

                                  AIR SOUTH
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
NORFOLK AIRPORT AUTHORITY                                                       PURCHASE ORDER              NO.  18858
Norfolk International Airport/Norfolk, Va 23518-5897/(804)857-3351                                       THIS NUMBER MUST
FAX (804) 857-3599 (804) or 857-3265                                                                   APPEAR ON ALL INVOICES
                                                                                                       PACKAGES, CARTONS, ETC.

                      ACCOUNTING DEPARTMENT                                                           SHIP TO ATTENTION OF:

                      Chasen's Business Interiors                                            Norfolk Airport Authority
                      -----------------------------------------------------               ------------------------------------------
                      Attn:  George Desgain                                                  Robert Bowen
                      -----------------------------------------------------               ------------------------------------------
                      5365 Robin Hood Road                                                   Same as above
                      -----------------------------------------------------               ------------------------------------------
                      Norfolk, VA  23513
                      -----------------------------------------------------               ------------------------------------------

PURCHASE ORDER DATE                  ALL SHIPMENTS F.O.B.                  ORDERED BY                                REQ. NUMBER
05/06/96                        DESTINATION UNLESS SPECIFIED                R. BOWEN                                    17662
------------------------------------------------------------------------------------------------------------------------------------
  QTY                                   DESCRIPTION                                           PRICE PER               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
80                              KIAA-4-A BL, Kalo modular armchairs, black frame,              305.00               24,400.00
------------------------------------------------------------------------------------------------------------------------------------
                                black vinyl upholstery.  To become 4-seat ganged units,
------------------------------------------------------------------------------------------------------------------------------------
                                freestanding.  Price includes delivery and installation.
------------------------------------------------------------------------------------------------------------------------------------
                                AIR SOUTH HOLD ROOM - GATE # 20
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                RETURN TO R. S. BOWEN FOR MAIL TO ORDER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        10 yrs @ 7.04, $283.30 p.m.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               TAX EXEMPT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL                24,400.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         NORFOLK AIRPORT AUTHORITY


                                                                   By  /s/ William A. Jones
                                                                      --------------------------------------------------------------

CHASEN'S BUSINESS INTERIORS                                   INVOICE NO. N25277

  DIRECT CORRESPONDENCE TO:         REMIT TO:              INVOICE DATE 06/27/96
 2922 WEST MARSHALL STREET          CBI, INC.                 SHIP DATE 06/26/96
RICHMOND, VIRGINIA  23230-4891      DEPT. 78304                TERMS NET 15 DAYS
     PHONE 804-355-1768             P.O. BOX 77000
      1-800-765-2427                DETROIT, MI 48278



SOLD TO                                SHIP TO

NORFOLK AIRPORT AUTHORITY                       NORFOLK AIRPORT AUTHORITY
NORFOLK INTERNATIONAL AIRPORT                   NORFOLK INTERNATIONAL AIRPORT
NORFOLK, VA  23543                              NORFOLK, VA  23513


ATTN:  ROBERT BOWEN                             ATTN:  ROBERT BOWEN

NA0819                                          PHONE:  (804) 857-3351


           A FINANCE CHARGE OF 1 1/2% PER MONTH WHICH IS AN ANNUAL
 PERCENTAGE RATE OF 18% WILL BE CHARGED ON ACCOUNTS PAST DUE 30 DAYS OR MORE.

CUSTOMER PURCHASE ORDER NO.    SALES ORD. NO.   JOB NO.        SALESPERSON
-------------------------------------------------------------------------------
18858                             N12722          N12722     GEORGE DESGAIN
-------------------------------------------------------------------------------
QUANTITY       CATALOG NO.     DESCRIPTION                   UNIT PRICE   TOTAL
-------------------------------------------------------------------------------
                               PLEASE REFERENCE INVOICE NUM-
                               BER ON REMITTANCE.  DEPOSITS
                               ARE PRORATED ON APPLICABLE
                               INVOICES AS INDICATED.

     20        KIAA-4-A        BL/2VBL KALO "A" BASE         1220.00    24400.00
                               INTEGRAL ARM CHAIR/BLACK
                               FRAME & ARM REST/
                               UPH IN GRADE 2 VINYL-BLACK
                               #2VBL/4 SEAT UNITS GANGED

      1        LOT             INSTALLATION                      .00         .00







                                            BALANCE DUE                 24400.00
--------------------------------------------------------------------------------
                                                    ORIGINAL CUSTOMER INVOICE

                                [PARKING LOT]